UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2022
Biohaven Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41477	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.01    Changes in Control of Registrant.
On October 3, 2022, Biohaven Pharmaceutical Holding Company Ltd. (“RemainCo”) completed the distribution (the “Distribution”) to holders of its common shares of all of the outstanding common shares of Biohaven Ltd. (the “Company” or “Biohaven”) and the spin-off of Biohaven from RemainCo (the “Spin-Off”) described in Biohaven’s Information Statement (the “Information Statement”) attached as Exhibit 99.1 to Biohaven’s Registration Statement on Form 10, as amended (Reg. No. 001-41477), which was filed with the Securities and Exchange Commission on September 20, 2022 (the “Form 10”). Each holder of RemainCo common shares received one common share of Biohaven for every two RemainCo common shares held of record as of the close of business, New York City time, on September 26, 2022. In the Distribution, an aggregate of 35,832,557 Biohaven common shares were issued.
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Directors
The following persons were appointed as directors of Biohaven on September 28, 2022:
Designated as Class I directors, with initial terms expiring at the 2023 annual meeting of Biohaven shareholders:
•Irina Antonijevic
•Michael T. Heffernan
•Robert Hugin
Designated as Class II directors, with initial terms expiring at the 2024 annual meeting of Biohaven shareholders:
•Gregory Bailey
•John Childs
•Julia Gregory
Designated as Class III directors, with initial terms expiring at the 2025 annual meeting of Biohaven shareholders:
•Vladimir Coric
•Kishan Mehta
Information concerning these individuals, including biographical and compensation information and the information required by Item 404(a) of Regulation S-K, is included in the Information Statement in the section captioned “Corporate Governance and Management.” Such information is incorporated by reference into this Item 5.02.
Mr. Childs, Mr. Hugin and Ms. Gregory were appointed to serve as members of the Audit Committee of the Board of Directors of Biohaven (the “Board”). Ms. Gregory was appointed to serve as chairperson of the Audit Committee.
Mr. Childs, Mr. Heffernan and Mr. Hugin were appointed to serve as members of the Compensation Committee of the Board. Mr. Heffernan was appointed to serve as chairperson of the Compensation Committee.
Ms. Antonijevic, Mr. Bailey, Ms. Gregory, Mr. Heffernan and Mr. Hugin were appointed to serve as members of the Nominating and Corporate Governance Committee of the Board. Mr. Bailey was appointed to serve as chairperson of the Nominating and Corporate Governance Committee.

Appointment of Chief Financial Officer
On September 28, 2022, the Company appointed Matthew Buten as Chief Financial Officer. Information concerning Mr. Buten, including the information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K, is included in the Information Statement. Such information is incorporated by reference into this Item 5.02.
Approval of Equity Incentive Plan, Employee Share Purchase Plan and the Legacy Award Settlement Plan
On September 28, 2022, the Board adopted and approved the 2022 Equity Incentive Plan, the Legacy Award Settlement Plan and the 2022 Employee Share Purchase Plan, in each case, in the forms attached as Exhibit 10.11, Exhibit 10.14 and Exhibit 10.15, respectively, to the Form 10. A description of each of the forgoing plans is included in the Information Statement, and is incorporated by reference into this Item 5.02.
Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 30, 2022, in connection with the anticipated completion of the Spin-Off, the Company’s Amended & Restated Memorandum and Articles of Association, as described in the Information Statement, were registered with the Registry of Corporate Affairs in the British Virgin Islands.
The above description is qualified in its entirety by reference to the Amended & Restated Memorandum and Articles of Association, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.
Item 8.01     Other Events.
On October 3, 2022, the Company entered into several agreements with RemainCo in connection with the Spin-Off, including the following:
Transition Services Agreement. The Company entered into a Transition Services Agreement with RemainCo (the “Transition Services Agreement”) under which the Company or one of its affiliates will provide RemainCo, and RemainCo or one of its affiliates will provide the Company, with certain transition services for a limited time to ensure an orderly transition following the Spin-Off. The services that the Company and RemainCo agreed to provide to each other under the Transition Services Agreement include certain finance, information technology, clinical study support, human resources and compensation, facilities, financial reporting and accounting and other services. The Company will pay RemainCo, and RemainCo will pay the Company, for any such services received by RemainCo or the Company, as applicable, at agreed amounts as set forth in the Transition Services Agreement.
United States Distribution Services Agreement. The Company entered into a United States Distribution Services Agreement with RemainCo (the “Distribution Agreement”), pursuant to which the Company shall continue to serve as RemainCo’s distributor and agent for the distribution of the pharmaceutical product Nurtec ODT in the United States for a limited period of time following the Spin-Off. Under the Distribution Agreement, RemainCo and Pfizer Inc. have agreed to indemnify the Company for, among other things, losses resulting from the conduct of the distribution business or actions taken at the direction of RemainCo.
Outsourcing & Employee Transfer Agreements. The Company entered into Outsourcing & Employee Transfer Agreements, one with Pfizer Inc., Bulldog (BVI) Ltd., RemainCo and Biohaven Pharmaceuticals, Inc. (“U.S. Employer”), and the other with Pfizer Inc., Bulldog (BVI) Ltd., RemainCo, and BioShin (Shanghai) Consulting Services Co., Ltd. (“Chinese Employer”), pursuant to which the Chinese Employer and the U.S. Employer will, among other things, provide Pfizer Inc. with the services of, and remain the employers of, certain of their employees for a limited period of time following the Spin-Off.  During such period, Pfizer Inc. or one of its affiliates will pay the U.S. Employer for employee-related expenses for its employees (including the cost of salary and wages) and will pay the Chinese Employer a service fee based on employee-related expenses for its employees (including the cost of salary and wages).

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Amended & Restated Memorandum and Articles of Association of Biohaven Ltd.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 3, 2022

Biohaven Ltd.

By:	/s/ Matthew Buten
Matthew Buten
Chief Financial Officer
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